UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2023

Kodiak Gas Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15320 Highway 105 W, Suite 210, Montgomery, Texas	77356
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (936) 539-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 26, 2023, Kodiak Gas Services, Inc. (the “Company”) announced that its 2024 annual meeting of stockholders (the “2024 Annual Meeting”) will be held on Wednesday, May 1, 2024. The time, location and record date for determining stockholders entitled to receive notice of, and vote at, the 2024 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2024 Annual Meeting.

Shareholder Proposals under Rule 14a-8

Pursuant to the various rules promulgated by the U.S. Securities and Exchange Commission, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at the 2024 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”). Rule 14a-8 shareholder proposals must be received by the Company’s Secretary at the Company’s principal executive offices (located at 15320 Highway 105 W, Suite 210, Montgomery, Texas 77356) no later than February 1, 2024. The Company has determined February 1, 2024 to be a reasonable time before the Company begins to print and mail its proxy materials. Because the Company’s common stock was first issued and began trading on the New York Stock Exchange on June 28, 2023, we believe that a stockholder will not be able to satisfy all of the requirements for submission of a proposal pursuant to Rule 14a-8.

Stockholder Proposals

Any stockholder of record of the Company who desires to submit a proposal of business (other than shareholder proposals in accordance with Rule 14a-8) for action at the 2024 Annual Meeting must deliver timely notice thereof in proper written form to the Company’s Secretary at c/o Secretary, 15320 Highway 105 W, Suite 210, Montgomery, Texas 77356, and by electronic mail to the Secretary not earlier than close of business on January 2, 2024 and not later than close of business on February 1, 2024. Any such notice must also comply with the disclosure, procedural and other requirements as set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”).

Stockholder Nominations for Director Candidates

Any stockholder of record of the Company who desires to nominate one or more director candidates at the 2024 Annual Meeting (other than shareholder proposals in accordance with Rule 14a-8) for action at the 2024 Annual Meeting must deliver timely notice thereof in proper written form to the Company’s Secretary at c/o Secretary, Kodiak Gas Services, Inc., 15320 Highway 105 W, Suite 210, Montgomery, Texas 77356, and by electronic mail to the Secretary not earlier than close of business on January 2, 2024 and not later than close of business on February 1, 2024. Any such notice must also comply with the disclosure, procedural and other requirements as set forth in the Bylaws.

In addition to satisfying the requirements under the Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the nominees of the Company’s board of directors must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with the time period set forth immediately above for providing notice of stockholder nominations for director candidates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: December 26, 2023	By:	/s/ Kelly M. Battle
Name: Kelly M. Battle
Title: Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary